Supplement to Prospectus for Shelton Funds

Date January 1, 2018, as amended January 11, 2018

California Tax-Free Income Fund, Direct Shares: CFNTX

U.S. Government Securities Fund, Direct Shares: CAUSX, K Shares: CAUKX

Short-Term U.S. Government Bond Fund, Direct Shares: STUSX, K Shares: STUKX

The United States Treasury Trust, Direct Shares: UTSXX, K Shares: UTKXX

S&P 500 Index Fund, Direct Shares: SPFIX, K Shares: SPXKX

S&P MidCap Index Fund, Direct Shares: SPMIX, K Shares: MIDKX

S&P SmallCap Index Fund, Direct Shares: SMCIX, K Shares: SMLKX

Shelton Core Value Fund, Direct Shares: EQTIX, K Shares: EQTKX

European Growth & Income Fund, Direct Shares: EUGIX, K Shares: EUGKX

Nasdaq-100 Index Fund, Direct Shares: NASDX, K Shares: NDXKX

Shelton Green Alpha Fund, Direct Shares: NEXTX

The table under Shareholder Fees on page 7 and 8 is replaced in its entirety by the following:

Shareholder Fees (fee paid directly from your investment)	SMCIX	SMLKX
Sales and redemption charges	none	none
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%	0.50%
Distribution (12b-1) fees	none	0.25%
Other expenses	0.30%	0.55%
Total annual operating expenses	0.80%	1.30%